                                                                  Exhibit 10.1.2


                                                                [CONFORMED COPY]





                                 AMENDMENT NO. 4

    AMENDMENT NO. 4 (the "AMENDMENT") dated as of March 31, 1997 among: APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY") and the LENDERS listed on the signature pages hereof (the "LENDERS").

                                   WITNESSETH:

    WHEREAS, the parties hereto and The Chase Manhattan Bank, as Administrative Agent (the "ADMINISTRATIVE AGENT"), have heretofore entered into a Credit Agreement dated as of April 7, 1994 (as amended by Amendment No. 1 thereto dated as of December 30, 1994, Waiver and Amendment No. 2 dated as of July 10, 1995 and Amendment No. 3 dated as of June 28, 1996 (the "AGREEMENT"); and

    WHEREAS, the Company and the Lenders have agreed (i) to amend the interest coverage ratio covenant for the periods ended on or after March 31, 1997 and
(ii) to amend certain reporting requirements;

    NOW, THEREFORE, the parties hereto agree as follows:

    SECTION 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement.

    SECTION 2. Amendment of Section 9.01 of the Agreement. Section 9.01(b)(iv) is amended and restated to read in its entirety as follows:

                      "(iv) a summary of aging of receivables and a summary of
                  aging of accounts payable;".

    SECTION 3. Amendment of Section 9.10 of the Agreement. Section 9.10 is amended to replace the table set forth therein with the following table:

                PERIOD                                    RATIO

                1994                                      1.75:1

                1995                                      2.00:1

                January 1, 1996-
                March 31, 1996                            2.25:1

                April 1, 1996-
                December 31, 1997                        2.00:1

                January 1, 1998 -
                September 30, 1998                        2.25:1

                October 1, 1998 and thereafter            2.50:1

    SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received (i) for the account of each Lender, an amendment fee equal to .10% of such Lender's pro rata share of the aggregate amount of Loans, Letter of Credit Liabilities and unused Commitments, and (ii) counterparts of this Amendment executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            APPLIED EXTRUSION TECHNOLOGIES, INC.


                                            By /s/ Anthony J. Allott
                                               ---------------------------------
                                                 Title: Vice President & CFO


                                            THE CHASE MANHATTAN BANK


                                            By /s/ Peter A. Dedousis
                                               ---------------------------------
                                                 Title: Managing Director


                                            LASALLE BUSINESS CREDIT, INC.


                                            By /s/ J. David Kommalan
                                               ---------------------------------
                                                 Title: First Vice President


                                            PNC BANK, N.A.


                                            By /s/ Craig Sheetz
                                               ---------------------------------
                                                 Title: Vice President


                                            FLEET NATIONAL BANK


                                            By /s/ Joseph Becks
                                               ---------------------------------
                                                 Title: Vice President

                                            SIGNET BANK/VIRGINIA


                                            By /s/ Lyla Haab
                                               ---------------------------------
                                                 Title: Assistant Vice President